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                                                                 Exhibit 10.10



                                    AMENDMENT

                           TO LEASE DATED MAY 3, 1994
                                 BY AND BETWEEN
                      JOHN G. B. ELLISON, JR. ("LANDLORD")
                                       AND
                      THE ELLISON COMPANY, INC. ("TENANT")


      Whereas Landlord completed a 183,210 square foot addition ("the Addition") to the manufacturing/warehouse facility located on the Premises, and whereas the Tenant occupied this additional space as of July 1, 1997; the parties hereby confirm their agreement as to the minimum rent which applies to the Addition.

      Tenant agrees to pay to Landlord Minimum Rent for use of the Addition in the amount of FIVE HUNDRED SEVENTY-TWO THOUSAND, ONE HUNDRED, SIXTY-NINE AND 96/100 Dollars ($572,169.96) per annum, payable in equal monthly installments of FORTY-SEVEN THOUSAND, SIX HUNDRED, EIGHTY AND 83/100 Dollars.

      Therefore, the total Minimum Rent for 376,210 (193,000 plus 183,210) total square feet is ONE MILLION, ONE HUNDRED SEVENTY-TWO THOUSAND, FOUR HUNDRED AND NO/100 Dollars ($1,172,400.00) per annum, payable in equal monthly installments of NINETY-SEVEN THOUSAND, SEVEN HUNDRED AND NO/100 Dollars ($97,700.00).

      The Addition is hereby deemed part of and inseparable from the Premises referred to in the Lease, and therefore, subject to all the terms and provisions of said Lease.

      ACCEPTED AND AGREED:


TENANT:                                          THE ELLISON COMPANY, INC.,
                                                 A North Carolina Corporation
(CORPORATE SEAL)

                                                 BY: /s/ John G. B. Ellison
                                                    ----------------------------
                                                    President


ATTEST:

/s/ Elaine Roberts
------------------------
Asst. Secretary


LANDLORD:
                                               /s/ John G. B. Ellison Jr.(SEAL)
                                               --------------------------
                                                  John G. B. Ellison Jr.